Exhibit 99.2
                                  ------------
              CSC Computational Materials dated September 13, 2004

                               ABS New Transaction

                             Computational Materials


                                 $1,172,250,000
                                  (Approximate)

                                   CWABS, Inc.
                                    Depositor

                           ASSET-BACKED CERTIFICATES,
                                  SERIES 2004-9




                        [OBJECT OMITTED] Countrywide(SM)
                                   HOME LOANS
                           Seller and Master Servicer

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------


The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------




Preliminary Term Sheet                                                                                  Date: September 13, 2004
                          $1,172,250,000 (Approximate)
                 CWABS Asset-Backed Certificates, Series 2004-9

==================================================================================================================================
               Principal    WAL (Years)    Payment Window     Expected Ratings   Last Scheduled              Certificate
    Class (1)  Amount(2)     Call/Mat (3)(Mos) Call/Mat (3)  (S&P/Moody's) (4) Distribution Date                Type
    -----      ------        --------    --------------      -------------     -----------------                ----
AF-1A(5)       $43,672,000  1.00 / 1.00     1-22 / 1-22          [AAA]/Aaa          Mar 2022       Floating Rate Senior Sequential
AF-1B(5)       $43,671,000  1.00 / 1.00     1-22 / 1-22          [AAA]/Aaa          Mar 2022        Fixed Rate Senior Sequential
AF-2(5)        $20,020,000  2.00 / 2.00    22-27 / 22-27         [AAA]/Aaa          Aug 2024        Fixed Rate Senior Sequential
AF-3(5)        $58,996,000  3.00 / 3.00    27-50 / 27-50         [AAA]/Aaa          Oct 2030        Fixed Rate Senior Sequential
AF-4(5)        $24,491,000  5.00 / 5.00    50-73 / 50-73         [AAA]/Aaa          Oct 2032        Fixed Rate Senior Sequential
AF-5(5)        $33,850,000  7.16 / 11.04   73-88 / 73-252        [AAA]/Aaa          Feb 2035        Fixed Rate Senior Sequential
AF-6(5)        $30,000,000  6.27 / 6.82    37-88 / 37-250        [AAA]/Aaa          Dec 2034          Fixed Rate Senior Lockout
MF-1(5)        $15,000,000  5.86 / 7.19    39-88 / 39-201        [AA+]/Aa2          Dec 2034            Fixed Rate Mezzanine
MF-2(5)        $11,700,000  5.86 / 7.11    39-88 / 39-183        [AA+]/A2           Oct 2034            Fixed Rate Mezzanine
MF-3(5)         $3,000,000  5.86 / 7.01    39-88 / 39-161         [AA+]/A3          Aug 2034            Fixed Rate Mezzanine
MF-4(5)         $3,000,000  5.86 / 6.94    39-88 / 39-153        [AA]/Baa1          Jul 2034            Fixed Rate Mezzanine
MF-5(5)         $3,000,000  5.86 / 6.83    39-88 / 39-143        [AA-]/Baa2         May 2034            Fixed Rate Mezzanine
BF(5)           $3,000,000  5.86 / 6.62    39-88 / 39-130        [A+]/Baa3          Jan 2034           Fixed Rate Subordinate
1-AV-1(6)     $475,310,000  2.69 / 2.81     1-88 / 1-166         [AAA]/Aaa          Jan 2035            Floating Rate Senior
2-AV-1(7)      $88,873,000  1.00 / 1.00     1-21 / 1-21          [AAA]/Aaa          Feb 2023            Floating Rate Senior
2-AV-2(7)     $140,196,000  2.81 / 2.81    21-63 / 21-63         [AAA]/Aaa          Jul 2033            Floating Rate Senior
2-AV-3(7)      $33,171,000  6.66 / 7.63    63-88 / 63-166        [AAA]/Aaa          Feb 2035            Floating Rate Senior
MV-1(8)        $28,800,000  4.75 / 5.02    40-88 / 40-137        [AA+]/Aa1          Jan 2035           Floating Rate Mezzanine
MV-2(8)        $27,000,000  4.71 / 4.97    39-88 / 39-131        [AA+]/Aa2          Dec 2034           Floating Rate Mezzanine
MV-3(8)        $18,000,000  4.69 / 4.93    39-88 / 39-124        [AA+]/Aa3          Dec 2034           Floating Rate Mezzanine
MV-4(8)        $13,500,000  4.68 / 4.90    38-88 / 38-119         [AA+]/A1          Nov 2034           Floating Rate Mezzanine
MV-5(8)        $14,400,000  4.67 / 4.86    38-88 / 38-114         [AA]/A2           Nov 2034           Floating Rate Mezzanine
MV-6(8)        $11,700,000  4.67 / 4.82    38-88 / 38-107         [AA]/A3           Oct 2034           Floating Rate Mezzanine
MV-7(8)         $9,900,000  4.66 / 4.75    37-88 / 37-101        [AA-]/Baa1         Sep 2034           Floating Rate Mezzanine
MV-8(8)         $9,000,000  4.65 / 4.68    37-88 / 37-94         [AA-]/Baa2         Jul 2034           Floating Rate Mezzanine
BV(8)           $9,000,000  4.56 / 4.56    37-86 / 37-86         [A+]/Baa3          May 2034          Floating Rate Subordinate
----------------------------------------------------------------------------------------------------------------------------------
    Total:   1,172,250,000
----------------------------------------------------------------------------------------------------------------------------------


(1) The margins on the Class 1-AV-1, Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3) See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: Kanika Bansal, Standard & Poors, 212.438.1292; Tamara Zaliznyak, Moody's Ratings, 212.553.7761. (5) The Class AF-1A, Class AF-1B, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the
    "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(6) The Class 1-AV-1 Certificates (the "Class 1-AV Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(7) The Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Senior Certificate(s) related to the other loan group(s).
(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------



Trust:                         Asset-Backed Certificates, Series 2004-9.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead
                               Manager), Deutsche Bank Securities, Inc. (Co-
                               Managers) and Citigroup Global Markets
                               (Co-Manager).

Trustee: The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the
                               Class AF Certificates (other than the Class
                               AF-1A Certificates) and the Fixed Rate
                               Subordinate Certificates.

Floating Rate Certificates:    The "Floating Rate Certificates" consist of the
                               Class AF-1A, Class 1-AV-1, Class 2-AV-1, Class
                               2-AV-2, Class 2-AV-3 and Floating Rate
                               Subordinate Certificates.

Senior Certificates:           Together, the Class 1-AV and Class 2-AV
                               Certificates (the "Class AV Certificates") and the Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:          The Senior Certificates and the Subordinate
                               Certificates are together referred to herein as the "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the
                               Class CF, Class PF, Class CV, Class PV and
                               Class A-R Certificates.

                               The Offered Certificates and Non-Offered
                               Certificates are together referred to herein as the "Certificates."

Federal Tax Status:            It is anticipated that the Senior Certificates
                               and the Subordinate Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in
                               book-entry form through DTC, Clearstream and the Euroclear System.

Statistical Pool
Calculation Date:              September 1, 2004.

Cut-off Date:                  As to any Mortgage Loan, the later of September
                               1, 2004 and the origination date of such Mortgage Loan.

Expected Pricing Date:         September [14], 2004.

Expected Closing Date:         September [28], 2004.

Expected Settlement Date:      September [28], 2004.

Distribution Date:             The 25th day of each month (or, if not a
                               business day, the next succeeding business
                               day), commencing in October 2004.

Accrued Interest:              The price to be paid by investors for the
                               Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed
                               Rate Certificates will include accrued interest from September 1, 2004 up to, but not including, the Settlement Date.


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------


Interest Accrual Period:       The "Interest Accrual Period" for each
                               Distribution Date with respect to the Floating
                               Rate Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each
                               Distribution Date with respect to the Fixed
                               Rate Certificates will be the calendar month preceding the month in which such Distribution
                               Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Senior Certificates and the Subordinate
                               Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the
                               Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:             The Senior Certificates, the Class MF-1, Class
                               MF-2, Class MF-3, Class MF-4, Class MF-5, Class
                               MV-1, Class MV-2, Class MV-3, Class MV-4, Class
                               MV-5, Class MV-6, Class MV-7 and Class MV-8
                               Certificates will constitute "mortgage related securities" for the purposes of SMMEA.

Optional Termination:          The "Clean-up Call" may be exercised once the
                               aggregate principal balance of the Mortgage
                               Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage
                               Loans as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate
                               Certificates will be priced based on the following collateral prepayment assumptions:

                               ------------------------------------------------
                               Fixed Rate Mortgage Loans (Group 1)
                               ------------------------------------------------
                               100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by 2.0% CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                               ------------------------------------------------

                               ------------------------------------------------
                               Adjustable Rate Mortgage Loans (Group 2 and
                               Group 3)
                               ------------------------------------------------
                               100% PPC, which assumes 4% CPR in month 1, an additional 1/11th of 16% CPR for each month thereafter, building to 20% CPR in month 12 and remaining constant at 20% CPR until month 26, increasing to and remaining constant at 60% CPR from month 27 until month 30 and decreasing and remaining constant at 32% CPR from month 31 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               ------------------------------------------------

Mortgage Loans:                The collateral tables included in these
                               Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                               Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing
                               Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Mortgage Pool"). The characteristics of the Mortgage Pool may vary from the characteristics of the Statistical
                               Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $605,122,294 (the "Mortgage Loans") of which: (i) approximately $151,521,777 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"),
                               (ii) approximately $296,934,931 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group2 Mortgage Loans") and (iii) approximately $156,665,586 were adjustable rate Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3 Mortgage Loans" and, together with the Group 2 Mortgage Loans, the "Adjustable Rate Mortgage Loans").


-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------




Pass-Through Rate:             The Pass-Through Rate for each Class of
                               Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such Class, and (b) the related Net Rate
                               Cap.

                               The Pass-Through Rate on each Class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such Class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each
                               Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the
                               following (subject to certain exceptions described in the Prospectus Supplement):

                               ------------------------------------------------
                               Class
                               ------------------------------------------------
                               AF and Fixed Rate
                               Subordinate            The weighted average
                                                      Adjusted Net Mortgage
                                                      Rate of the Group 1
                                                      Mortgage Loans
                                                      (adjusted, in the case
                                                      of the Class AF-1A
                                                      Certificates, to an
                                                      effective rate
                                                      reflecting the accrual
                                                      of interest on an
                                                      actual/360 basis).
                               ------------------------------------------------
                               1-AV                   The weighted average
                                                      Adjusted Net Mortgage Rate
                                                      of the Group 2 Mortgage
                                                      Loans less the Monoline
                                                      Guaranty fee rate
                                                      (adjusted to an effective
                                                      rate reflecting the
                                                      accrual of interest on an
                                                      actual/360 basis).
                               ------------------------------------------------
                               2-AV                   The weighted average
                                                      Adjusted Net Mortgage Rate
                                                      of the Group 3 Mortgage
                                                      Loans (adjusted to an
                                                      effective rate reflecting
                                                      the accrual of interest on
                                                      an actual/360 basis).
                               ------------------------------------------------
                               Floating Rate          The weighted average of
                               Subordinate            the Adjusted Net
                                                      Mortgage Rate of the
                                                      Group 1 Mortgage Loans
                                                      and Group 2 Mortgage
                                                      Loans, weighted on the
                                                      basis of the excess of
                                                      the principal balance of
                                                      the related Mortgage
                                                      Loans over the principal
                                                      balance of the related
                                                      Senior Certificates
                                                      (adjusted to an
                                                      effective rate
                                                      reflecting the accrual
                                                      of interest on an
                                                      actual/360 basis).
                               ------------------------------------------------

Net Rate Carryover:            For any Class of Senior Certificates and
                               Subordinate Certificates and any Distribution
                               Date, the "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over
                               (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related
                               Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor
                               Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates Priority of
                               Distributions" and "Adjustable Rate
                               Certificates Priority of Distributions" below.




-------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page
2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------




Corridor Contracts:            The Trust will include four Corridor Contracts
                               for the benefit of the Class AF-1A, Class 1-AV, Class 2-AV and Floating Rate Subordinate
                               Certificates (the "Class AF-1A Corridor
                               Contract," "Class 1-AV Corridor Contract,"
                               "Class 2-AV Corridor Contract," and "Floating
                               Rate Subordinate Corridor Contract,"
                               respectively, and, collectively, the "Corridor
                               Contracts"). After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class AF-1A Corridor Contract will be available to pay the holders of the Class AF-1A
                               Certificates the related Net Rate Carryover,
                               (b) the Class 1-AV Corridor Contract will be available to pay the holders of the Class 1-AV
                               Certificates the related Net Rate Carryover,
                               (c) the Class 2-AV Corridor Contract will be available to pay the holders of the Class 2-AV
                               Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover, and (d) the Floating Rate Subordinate Corridor Contract will be available to pay the holders of the Floating Rate Subordinate Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net
                               Rate Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution
                               Date will be distributed to the holder of the Class C Certificate(s) and will not be available for payments of any Net Rate
                               Carryover on any class of Certificates on future Distribution Dates.

Credit Enhancement:            The Trust will include the following credit
                               enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates, as the case may be:

                                  1)  Subordination
                                  2)  Overcollateralization
                                  3)  Excess Cashflow

                               -----------------------------------------------------------------
                                    Class  S&P/ Moody's   Initial Target  Target Subordination at
                                                           Subordination          Stepdown
                               -----------------------------------------------------------------
                               AF            [AAA]/Aaa        15.10%               30.20%
                               -----------------------------------------------------------------
                               MF-1          [AA+]/Aa2        10.10%               20.20%
                               -----------------------------------------------------------------
                               MF-2          [AA+]/A2          6.20%               12.40%
                               -----------------------------------------------------------------
                               MF-3          [AA+]/A3          5.20%               10.40%
                               -----------------------------------------------------------------
                               MF-4          [AA]/Baa1         4.20%               8.40%
                               -----------------------------------------------------------------
                               MF-5         [AA-]/Baa2         3.20%               6.40%
                               -----------------------------------------------------------------
                               BF            [A+]/Baa3         2.20%               4.40%
                               -----------------------------------------------------------------
                               1-AV          [AAA]/Aaa        18.05%               36.10%
                               -----------------------------------------------------------------
                               2-AV          [AAA]/Aaa        18.05%               36.10%
                               -----------------------------------------------------------------
                               MV-1          [AA+]/Aa1        14.85%               29.70%
                               -----------------------------------------------------------------
                               MV-2          [AA+]/Aa2        11.85%               23.70%
                               -----------------------------------------------------------------
                               MV-3          [AA+]/Aa3         9.85%               19.70%
                               -----------------------------------------------------------------
                               MV-4          [AA+]/A1          8.35%               16.70%
                               -----------------------------------------------------------------
                               MV-5           [AA]/A2          6.75%               13.50%
                               -----------------------------------------------------------------
                               MV-6           [AA]/A3          5.45%               10.90%
                               -----------------------------------------------------------------
                               MV-7         [AA-]/Baa1         4.35%               8.70%
                               -----------------------------------------------------------------
                               MV-8         [AA-]/Baa2         3.35%               6.70%
                               -----------------------------------------------------------------
                               BV            [A+]/Baa3         2.35%               4.70%
                               -----------------------------------------------------------------


                                 4)   Monoline Guaranty: One of the monolines
                                      will guarantee that (i) required
                                      payments of interest on the Class 1-AV-1
                                      Certificates are distributed on time,
                                      and (ii) the ultimate payment of the
                                      principal balance of the Class 1-AV-1
                                      Certificates. The Monoline Guaranty will not cover any Net Rate Carryover, or any prepayment interest shortfall amounts for a Distribution


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------



                                      Date in excess of compensating interest
                                      of up to one-half of the servicing fee
                                      payable to the Master Servicer.

Subordination:                 The Fixed Rate Subordinate Certificates will be
                               subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate
                               Subordinate Certificates will be subordinate to, and provide credit support for, the Class
                               AV Certificates. Among the Subordinate
                               Certificates in a certificate group,
                               Certificates with a higher Class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower designation.

Fixed Rate
Overcollateralization Target:  Prior to the Fixed Rate Stepdown Date, the
                               initial Overcollateralization Target for the Fixed Rate Mortgage Loans will be equal to 2.20% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date (the "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be met on the Closing Date.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 4.40% of the principal balance of the Fixed Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date.

                               Provided, however, that if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target:  Prior to the Adjustable Rate Stepdown Date, the
                               initial Overcollateralization Target for the
                               Adjustable Rate Mortgage Loans will be equal to 2.35% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date (the "Initial Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be met on the Closing Date.

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target will be equal to 4.70% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50% of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date.

                               Provided, however, that if an Adjustable Rate Trigger Event (as described below) is in effect on the related Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable Rate Overcollateralization Target on the prior Distribution Date.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------



Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Fixed Rate
                               Subordinate Certificates, a "Fixed Rate
                               Delinquency Trigger Event" will occur if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate
                               Mortgage Loans equals or exceeds [TBD%] times the Fixed Rate Senior Enhancement Percentage.

                               As used above, the "Fixed Rate Senior
                               Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, or, if the Class AF Certificates have been reduced to zero, the certificate principal balance of the most senior class of Fixed Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the principal balance of the Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Fixed Rate
                               Subordinate Certificates, a "Fixed Rate
                               Cumulative Loss Trigger Event" will occur if the aggregate amount of realized losses on the Fixed Rate Mortgage Loans exceeds the applicable percentage of the Cut-off Date
                               Principal Balance of the Fixed Rate Mortgage
                               Loans, as set forth below:

                                Period (month)    Percentage
                                37 - 48           [TBD%] with respect to
                                                  October 2007, plus an
                                                  additional 1/12th of [TBD]%
                                                  for each month thereafter
                                49 - 60           [TBD%] with respect to
                                                  October 2008, plus an
                                                  additional 1/12th of [TBD]%
                                                  for each month thereafter
                                61 - 72           [TBD%] with respect to
                                                  October 2009, plus an
                                                  additional 1/12th of [TBD]%
                                                  for each month thereafter
                                73 - 85           [TBD%] with respect to
                                                  October 2010, plus an
                                                  additional 1/12th of [TBD]%
                                                  for each month thereafter
                                86+               [TBD%]


Adjustable Rate
Delinquency Trigger Event:     With respect to the Adjustable Rate
                               Certificates (other than the Class AF-1A
                               Certificates), an "Adjustable Rate Delinquency
                               Trigger Event will occur if the three month rolling average 60+ day delinquency percentage
                               (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate Mortgage
                               Loans equals or exceeds [TBD%] times the Adjustable Rate Senior Enhancement Percentage.

                               As used above, the "Adjustable Rate Senior
                               Enhancement Percentage" with respect to any Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------




Adjustable Rate Cumulative
 Loss Trigger Event:           With respect to the Floating Rate Certificates
                               (other than the Class AF-1A Certificates), an
                               "Adjustable Rate Cumulative Loss Trigger Event" will occur if the aggregate amount of realized losses on the Adjustable Rate Mortgage Loans exceeds the applicable percentage of the Cut-off Date Principal Balance of the
                               Adjustable Rate Mortgage Loans, as set forth below:

                                Period (month)    Percentage
                                37 - 48           [TBD%] with respect to
                                                  October 2007, plus an
                                                  additional 1/12th of [TBD]%
                                                  for each month thereafter
                                49 - 60           [TBD%] with respect to
                                                  October 2008, plus an
                                                  additional 1/12th of [TBD]%
                                                  for each month thereafter
                                61 - 72           [TBD%] with respect to
                                                  October 2009, plus an
                                                  additional 1/12th of [TBD]%
                                                  for each month thereafter
                                73+               [TBD%]

Fixed Rate Stepdown Date:      The earlier to occur of:

                                  (i)   the Distribution Date on which the
                                        aggregate principal balance of the
                                        Class AF Certificates is reduced to
                                        zero; and

                                  (ii)  the later to occur of:

                                        a.    the Distribution Date in October
                                              2007

                                        b.    the first Distribution Date on
                                              which the aggregate principal
                                              balance of the Class AF
                                              Certificates is less than or
                                              equal to 69.80% of the principal
                                              balance of the Fixed Rate
                                              Mortgage Loans for such
                                              Distribution Date.

Adjustable Rate
Stepdown Date:                 The earlier to occur of:

                                  (i)   the Distribution Date on which the
                                        aggregate principal balance of the AV
                                        Certificates is reduced to zero; and

                                  (ii)  the later to occur of:

                                        a.    the Distribution Date in October
                                              2007

                                        b.    the first Distribution Date on
                                              which the aggregate principal
                                              balance of the Class AV
                                              Certificates is less than or
                                              equal to 63.90% of the principal
                                              balance of the Adjustable Rate
                                              Mortgage Loans for such
                                              Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not
                               covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-5
                               Certificates, then to the Class MF-4
                               Certificates, then to the Class MF-3
                               Certificates, then to the Class MF-2
                               Certificates and last to the Class MF-1
                               Certificates and (ii) in the case of the Adjustable Rate Mortgage Loans, first to the
                               Class BV Certificates, then to the Class MV-8
                               Certificates, then to the Class MV-7
                               Certificates, then to the Class MV-6
                               Certificates, then to the Class MV-5
                               Certificates, then to the Class MV-4
                               Certificates, then to the Class MV-3
                               Certificates, then to the Class MV-2
                               Certificates and last to the Class MV-1
                               Certificates; in each case, until the
                               respective class principal balance of each such class of Subordinate Certificates has been reduced to zero.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------




Fixed Rate Certificates
Priority of Distributions:     Available funds from the Group 1 Mortgage Loans
                               will be distributed in the following order of priority:

                               1)    Interest funds, sequentially, as follows:
                                     (a) from interest collections related to the Group 1 Mortgage Loans, concurrently to each class of Class AF Certificates current and unpaid interest, then (b) from remaining interest collections related to the Group 1 Mortgage Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class BF
                                     Certificates;
                               2)    Principal funds, sequentially, as
                                     follows: (a) to the the Class AF
                                     Certificates (in the manner and priority set forth under "Class AF Principal Distributions" below), then (b) from principal collections remaining after payment of (a), above, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class BF Certificates, each as described under "Fixed Rate Principal Paydown" below;
                               3)    Any Fixed Rate Excess Cashflow, to the
                                     Class AF and Fixed Rate Subordinate
                                     Certificates to build or restore Fixed
                                     Rate O/C as described under "Fixed Rate
                                     Overcollateralization Target" and "Fixed
                                     Rate Principal Paydown," respectively;
                               4) Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class BF Certificates;
                               5) Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF Certificates (after application of amounts received on the Class AF-1A Corridor Contract) and the Fixed Rate Subordinate Certificates (as described below);
                               6)    To restore only Adjustable Rate O/C as
                                     described under "Adjustable Rate
                                     Overcollateralization Target" and
                                     "Adjustable Rate Principal Paydown,"
                                     respectively (after application of the
                                     Adjustable Rate Excess Cashflow);
                               7) To pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (after application of the Adjustable Rate Excess Cashflow);
                               8) To the residual interest Certificate(s), any remaining amount.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Adjustable Rate Certificates
Priority of Distributions:     Available funds from the Group 2 and Group 3
                               Mortgage Loans will be distributed in the following order of priority:

                               1)    Interest funds, sequentially, as follows:
                                     (a) concurrently, (i) from interest
                                     collections related to the Group 2
                                     Mortgage Loans, first to pay the Monoline
                                     Guaranty fee and any Monoline
                                     reimbursements and then to the Class
                                     1-AV-1 Certificates current and unpaid
                                     interest, (ii) from interest collections related to the Group 3 Mortgage Loans, concurrently to each class of Class 2-AV Certificates current and unpaid interest,
                                     (b) from any remaining interest funds
                                     related to all of the Adjustable Rate
                                     Mortgage Loans, first to pay any
                                     remaining Monoline Guaranty fee and
                                     Monoline reimbursements and then to each class of Class AV Certificates, any remaining current and unpaid interest as described in the prospectus supplement, then (c) from remaining interest collections related to the Adjustable Rate Mortgage Loans, current interest sequentially to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------



                               2)    Principal funds, sequentially, as
                                     follows: (a) concurrently, (i) from
                                     principal collections related to the
                                     Group 2 Mortgage Loans, first to pay any remaining Monoline Guaranty fee and any Monoline reimbursements not covered by Interest Funds and then to the Class 1-AV Certificates (as described below under "Adjustable Rate Principal Paydown) and
                                     (ii) from principal collections related
                                     to the Group 3 Mortgage Loans, to the
                                     Class 2-AV Certificates (as described
                                     below under "Adjustable Rate Principal
                                     Paydown" and "Class 2-AV Principal
                                     Distributions" below), (b) from remaining principal collections related to the Adjustable Rate Mortgage Loans after payment of (a) above, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                                     Certificates, each as described under
                                     "Adjustable Rate Principal Paydown"
                                     below;
                               3) Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate Subordinate Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate
                                     Overcollateralization Target" and
                                     "Adjustable Rate Principal Paydown,"
                                     respectively;
                               4)    Any remaining Adjustable Rate Excess
                                     Cashflow to pay any unpaid interest and
                                     then to pay any unpaid realized loss
                                     amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               5)    Any remaining Adjustable Rate Excess
                                     Cashflow to pay Net Rate Carryover on the Class AV and Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                               6)    To restore only Fixed Rate O/C as
                                     described under "Fixed Rate
                                     Overcollateralization Target" and "Fixed
                                     Rate Principal Paydown," respectively
                                     (after application of the Fixed Rate
                                     Excess Cashflow);
                               7) To pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5 and Class BF Certificates (after application of the Fixed Rate Excess Cashflow);
                               8) To the residual interest Certificate(s), any remaining amount.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contract) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Senior Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:             Prior to the Fixed Rate Stepdown Date or if a
                               Trigger Event related to the Class AF and Fixed
                               Rate Subordinate Certificates is in effect on any Distribution Date, 100% of the available principal funds from Loan Group 1 will be paid to the Class AF Certificates until they are reduced to zero (in the manner and priority set forth under "Class AF Principal Distribution" below), provided, however, that if the Class AF
                               Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class
                               MF-2, Class MF-3, Class MF-4, Class MF-5 and the Class BF Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Trigger Event related to the Class AF and Fixed Rate Subordinate Certificates is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate Subordinate Certificates will be entitled to receive payments of principal related to the Fixed Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the sum of the unpaid principal balance of the Class AF Certificates in the aggregate will have 30.20% Subordination, (ii) second, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-1 Certificates such that the Class MF-1 Certificates will have 20.20% Subordination,
                               (iii) third, from remaining principal
                               collections related to the Fixed Rate Mortgage Loans, to the Class MF-2 Certificates such that the Class MF-2 Certificates will have 12.40% Subordination, (iv) fourth, from remaining principal collections related to the Fixed

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------


                               Rate Mortgage Loans, to the Class MF-3
                               Certificates such that the Class MF-3
                               Certificates will have 10.40% Subordination,
                               (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-4 Certificates such that the Class MF-4 Certificates will have 8.40% Subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-5 Certificates such that the Class MF-5 Certificates will have 6.40% Subordination and (vii) seventh, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates such that the Class BF Certificates will have 4.40% Subordination; each subject to the related O/C Floor.

Adjustable Rate
Principal Paydown:             Prior to the Adjustable Rate Stepdown Date or
                               if an Adjustable Rate Trigger Event is in effect on any Distribution Date, (i) 100% of the available principal funds from Loan Group 2 will be paid to the Class 1-AV Certificates and
                               (ii) 100% of the principal funds from Loan
                               Group 3 will be paid to the Class 2-AV
                               Certificates (as described below under "Class
                               2-AV Principal Distributions" below); provided, however, that (x) if any of the Class 1-AV or Class 2-AV Certificates have been retired, 100% of the principal collections from the Loan
                               Group related to such retired class of Senior
                               Certificates will be paid to the remaining
                               Class AV Certificates on a pro rata basis, based on the certificate principal balances thereof, and (y) if all of the Class AV
                               Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class
                               MV-2, Class MV-3, Class MV-4, Class MV-5, Class
                               MV-6, Class MV-7, Class MV-8 and Class BV
                               Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate Trigger Event is not in effect on such Distribution Date, each of the Class 1-AV, Class 2-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 1-AV Certificates and (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 2-AV Certificates, in each case, such that the Class AV Certificates in the aggregate will have 36.10% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1 Certificates such that the Class MV-1 Certificates will have 29.70% Subordination,
                               (iii) third, from remaining principal
                               collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-2 Certificates such that the Class MV-2 Certificates will have 23.70% Subordination, (iv) fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have 19.70% Subordination,
                               (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 16.70% Subordination, (vi) sixth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have 13.50% Subordination,
                               (vi) seventh, from remaining principal
                               collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 10.90% Subordination, (vi) eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the Class MV-7 Certificates will have 8.70% Subordination,
                               (vi) ninth, from remaining principal
                               collections relating to the Adjustable Rate
                               Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 6.70% Subordination and (vi) tenth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class BV Certificates such that the Class BV Certificates will have 4.70% Subordination; each subject to the O/C Floor.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------





Class 2-AV
Principal                      Distributions: Principal distributed on the
                               Class 2-AV Certificates will be applied
                               sequentially, to the Class 2-AV-1, Class 2-AV-2 and Class 2-AV-3 Certificates, in that order, in each case until the certificate principal balances thereof are reduced to zero.

Class AF
Principal Distributions:       Principal will be distributed to the AF
                               Certificates in the following order of
                               priority:

                               1.    To the Class AF-6 Certificates; the
                                     Lockout Percentage of the principal
                                     collections related to Loan Group 1, as
                                     described below:

                                          Month          Lockout Percentage
                                          -----          ------------------
                                         1 - 36                  0%
                                         37 - 60                 45%
                                         61 - 72                 80%
                                         73 - 84                100%
                                      85 and after              300%

                               2.    Pro rata, to the Class AF-1A and Class
                                     AF-1B Certificates, based on the
                                     certificate principal balances thereof,
                                     until the certificate principal balances thereof are reduced to zero, and

                               3.    Sequentially, to the Class AF-1, Class
                                     AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

               [Discount Margin Tables, Available Funds Schedule
                       and Collateral Tables to Follow]


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement

[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------





                     Discount Margin/Yield Tables (%) (1)

           Class AF-1A (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.18%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
            DM @ 100-00                    18         18         18         18         18
           ===================================================================================
            WAL (yr)                      1.68       1.24       1.00       0.85       0.75
            MDUR (yr)                     1.65       1.22       0.99       0.85       0.75
            First Prin Pay               Oct04      Oct04      Oct04      Oct04      Oct04
            Last Prin Pay                Dec07      Jan07      Jul06      Mar06      Dec05
           -----------------------------------------------------------------------------------


           Class AF-1A (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.18%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
            DM @ 100-00                    18         18         18         18         18
           ===================================================================================
            WAL (yr)                      1.68       1.24       1.00       0.85       0.75
            MDUR (yr)                     1.65       1.22       0.99       0.85       0.75
            First Prin Pay               Oct04      Oct04      Oct04      Oct04      Oct04
            Last Prin Pay                Dec07      Jan07      Jul06      Mar06      Dec05
           -----------------------------------------------------------------------------------

           Class AF-1B (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     3.002%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              2.896      2.853      2.815      2.780      2.748
           ===================================================================================
            WAL (yr)                      1.68       1.24       1.00       0.85       0.75
            MDUR (yr)                     1.61       1.19       0.97       0.83       0.73
            First Prin Pay               Oct04      Oct04      Oct04      Oct04      Oct04
            Last Prin Pay                Dec07      Jan07      Jul06      Mar06      Dec05
           -----------------------------------------------------------------------------------


           Class AF-1B (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     3.002%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              2.896      2.853      2.815      2.780      2.748
           ===================================================================================
            WAL (yr)                      1.68       1.24       1.00       0.85       0.75
            MDUR (yr)                     1.61       1.19       0.97       0.83       0.73
            First Prin Pay               Oct04      Oct04      Oct04      Oct04      Oct04
            Last Prin Pay                Dec07      Jan07      Jul06      Mar06      Dec05
           -----------------------------------------------------------------------------------
(1) See definition of Pricing Prepayment Speed above.

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      15


[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------



           Class AF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     3.371%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              3.329      3.302      3.277      3.253      3.229
           ===================================================================================
            WAL (yr)                      3.68       2.57       2.00       1.65       1.41
            MDUR (yr)                     3.41       2.42       1.91       1.58       1.36
            First Prin Pay               Dec07      Jan07      Jul06      Mar06      Dec05
            Last Prin Pay                Nov08      Jul07      Dec06      Jul06      Apr06
           -----------------------------------------------------------------------------------


           Class AF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     3.371%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              3.329      3.302      3.277      3.253      3.229
           ===================================================================================
            WAL (yr)                      3.68       2.57       2.00       1.65       1.41
            MDUR (yr)                     3.41       2.42       1.91       1.58       1.36
            First Prin Pay               Dec07      Jan07      Jul06      Mar06      Dec05
            Last Prin Pay                Nov08      Jul07      Dec06      Jul06      Apr06
           -----------------------------------------------------------------------------------

           Class AF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     3.935%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              3.918      3.895      3.873      3.850      3.829
           ===================================================================================
            WAL (yr)                      6.13       4.00       3.00       2.39       2.01
            MDUR (yr)                     5.32       3.63       2.78       2.24       1.90
            First Prin Pay               Nov08      Jul07      Dec06      Jul06      Apr06
            Last Prin Pay                Jun14      Jun10      Nov08      Sep07      Apr07
           -----------------------------------------------------------------------------------


           Class AF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     3.935%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              3.918      3.895      3.873      3.850      3.829
           ===================================================================================
            WAL (yr)                      6.13       4.00       3.00       2.39       2.01
            MDUR (yr)                     5.32       3.63       2.78       2.24       1.90
            First Prin Pay               Nov08      Jul07      Dec06      Jul06      Apr06
            Last Prin Pay                Jun14      Jun10      Nov08      Sep07      Apr07
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      16


[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------






           Class AF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.787%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              4.799      4.783      4.762      4.742      4.712
           ===================================================================================
            WAL (yr)                     11.90       7.43       5.00       3.83       2.84
            MDUR (yr)                     8.86       6.09       4.35       3.42       2.60
            First Prin Pay               Jun14      Jun10      Nov08      Sep07      Apr07
            Last Prin Pay                Nov18      Jul14      Oct10      Apr09      Apr08
           -----------------------------------------------------------------------------------


           Class AF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.787%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              4.799      4.783      4.762      4.742      4.712
           ===================================================================================
            WAL (yr)                     11.90       7.43       5.00       3.83       2.84
            MDUR (yr)                     8.86       6.09       4.35       3.42       2.60
            First Prin Pay               Jun14      Jun10      Nov08      Sep07      Apr07
            Last Prin Pay                Dec18      Jul14      Oct10      Apr09      Apr08
           -----------------------------------------------------------------------------------


           Class AF-5 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.378%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              5.402      5.391      5.377      5.361      5.345
           ===================================================================================
            WAL (yr)                     14.16       9.83       7.16       5.49       4.38
            MDUR (yr)                     9.68       7.45       5.80       4.64       3.81
            First Prin Pay               Nov18      Jul14      Oct10      Apr09      Apr08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class AF-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.378%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              5.497      5.524      5.530      5.510      5.464
           ===================================================================================
            WAL (yr)                     19.70      14.81      11.04       8.08       5.82
            MDUR (yr)                    11.74       9.80       7.93       6.21       4.75
            First Prin Pay               Dec18      Jul14      Oct10      Apr09      Apr08
            Last Prin Pay                Apr33      Feb30      Sep25      Nov21      Dec18
           -----------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      17


[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------



           Class AF-6 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     4.704%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              4.702      4.697      4.691      4.682      4.672
           ===================================================================================
            WAL (yr)                      8.00       7.09       6.27       5.34       4.55
            MDUR (yr)                     6.42       5.84       5.28       4.61       4.01
            First Prin Pay               Oct07      Oct07      Oct07      Dec07      Mar08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class AF-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     4.704%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              4.702      4.698      4.695      4.693      4.693
           ===================================================================================
            WAL (yr)                      8.07       7.29       6.82       6.58       6.50
            MDUR (yr)                     6.45       5.96       5.64       5.49       5.43
            First Prin Pay               Oct07      Oct07      Oct07      Dec07      Mar08
            Last Prin Pay                Feb33      Dec29      Jul25      Sep21      Oct18
           -----------------------------------------------------------------------------------


           Class MF-1 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.196%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              5.210      5.197      5.182      5.167      5.155
           ===================================================================================
            WAL (yr)                     11.07       7.76       5.86       4.70       4.04
            MDUR (yr)                     8.11       6.18       4.90       4.05       3.56
            First Prin Pay               Oct10      Dec08      Dec07      Nov07      Jan08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MF-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.196%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              5.213      5.203      5.192      5.180      5.171
           ===================================================================================
            WAL (yr)                     12.82       9.34       7.19       5.82       5.01
            MDUR (yr)                     8.79       6.96       5.67       4.78       4.23
            First Prin Pay               Oct10      Dec08      Dec07      Nov07      Jan08
            Last Prin Pay                Nov30      Nov25      Jun21      Apr18      Dec15
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      18


[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------



           Class MF-2 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.643%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              5.662      5.648      5.632      5.616      5.602
           ===================================================================================
            WAL (yr)                     11.07       7.76       5.86       4.69       3.99
            MDUR (yr)                     7.91       6.06       4.83       3.99       3.47
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MF-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.643%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              5.666      5.654      5.642      5.629      5.618
           ===================================================================================
            WAL (yr)                     12.74       9.24       7.11       5.74       4.90
            MDUR (yr)                     8.52       6.77       5.53       4.66       4.10
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Jun29      Mar24      Dec19      Jan17      Dec14
           -----------------------------------------------------------------------------------


           Class MF-3 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                      5.742
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              5.763      5.748      5.732      5.715      5.700
           ===================================================================================
            WAL (yr)                     11.07       7.76       5.86       4.68       3.97
            MDUR (yr)                     7.87       6.04       4.81       3.98       3.45
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MF-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                      5.742
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              5.766      5.754      5.741      5.728      5.716
           ===================================================================================
            WAL (yr)                     12.62       9.12       7.01       5.66       4.81
            MDUR (yr)                     8.43       6.69       5.46       4.60       4.03
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                May27      Dec21      Feb18      Jul15      Aug13
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      19


[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------



           Class MF-4 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     5.841%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              5.863      5.848      5.831      5.815      5.800
           ===================================================================================
            WAL (yr)                     11.07       7.76       5.86       4.68       3.97
            MDUR (yr)                     7.83       6.01       4.80       3.97       3.44
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MF-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     5.841%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              5.866      5.854      5.841      5.827      5.815
           ===================================================================================
            WAL (yr)                     12.53       9.03       6.94       5.60       4.76
            MDUR (yr)                     8.36       6.62       5.41       4.55       3.99
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Nov07
            Last Prin Pay                Jul26      Feb21      Jun17      Dec14      Mar13
           -----------------------------------------------------------------------------------


           Class MF-5 (To Call)
           -----------------------------------------------------------------------------------
                Coupon                     6.040%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              6.065      6.049      6.032      6.015      5.999
           ===================================================================================
            WAL (yr)                     11.07       7.76       5.86       4.68       3.95
            MDUR (yr)                     7.74       5.96       4.76       3.95       3.41
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Oct07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MF-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                     6.040%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 100-00              6.068      6.055      6.041      6.027      6.014
           ===================================================================================
            WAL (yr)                     12.36       8.89       6.83       5.51       4.67
            MDUR (yr)                     8.21       6.50       5.31       4.47       3.90
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Oct07
            Last Prin Pay                May25      Jan20      Aug16      Apr14      Aug12
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      20


[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------



           Class BF (To Call)
           -----------------------------------------------------------------------------------
                Coupon                      6.40%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 98.19               6.670      6.724      6.783      6.843      6.899
           ===================================================================================
            WAL (yr)                     11.07       7.76       5.86       4.68       3.95
            MDUR (yr)                     7.54       5.84       4.68       3.89       3.36
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Oct07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class BF (To Maturity)
           -----------------------------------------------------------------------------------
                Coupon                      6.40%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             Yield @ 98.19               6.662      6.708      6.758      6.809      6.856
           ===================================================================================
            WAL (yr)                     12.05       8.64       6.62       5.34       4.53
            MDUR (yr)                     7.88       6.25       5.10       4.30       3.75
            First Prin Pay               Oct10      Dec08      Dec07      Oct07      Oct07
            Last Prin Pay                Nov23      Oct18      Jul15      Jun13      Nov11
           -----------------------------------------------------------------------------------


           Class 1-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   30         30         30         30         30
           ===================================================================================
            WAL (yr)                      4.92       3.48       2.69       2.12       1.70
            MDUR (yr)                     4.56       3.31       2.59       2.07       1.67
            First Prin Pay               Oct04      Oct04      Oct04      Oct04      Oct04
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class 1-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.30%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   31         31         31         31         31
           ===================================================================================
            WAL (yr)                      5.16       3.65       2.81       2.21       1.73
            MDUR (yr)                     4.73       3.44       2.69       2.15       1.70
            First Prin Pay               Oct04      Oct04      Oct04      Oct04      Oct04
            Last Prin Pay                Oct29      Mar23      Jul18      May15      Mar13
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      21


[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------


           Class 2-AV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.15%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   15         15         15         15         15
           ===================================================================================
            WAL (yr)                      1.56       1.24       1.00       0.85       0.75
            MDUR (yr)                     1.54       1.22       0.99       0.85       0.75
            First Prin Pay               Oct04      Oct04      Oct04      Oct04      Oct04
            Last Prin Pay                Mar07      Nov06      Jun06      Mar06      Dec05
           -----------------------------------------------------------------------------------


           Class 2-AV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.15%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   15         15         15         15         15
           ===================================================================================
            WAL (yr)                      1.56       1.24       1.00       0.85       0.75
            MDUR (yr)                     1.54       1.22       0.99       0.85       0.75
            First Prin Pay               Oct04      Oct04      Oct04      Oct04      Oct04
            Last Prin Pay                Mar07      Nov06      Jun06      Mar06      Dec05
           -----------------------------------------------------------------------------------


           Class 2-AV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   35         35         35         35         35
           ===================================================================================
            WAL (yr)                      5.17       3.62       2.81       2.22       2.00
            MDUR (yr)                     4.87       3.48       2.73       2.17       1.96
            First Prin Pay               Mar07      Nov06      Jun06      Mar06      Dec05
            Last Prin Pay                Mar15      Oct11      Dec09      Sep07      Feb07
           -----------------------------------------------------------------------------------


           Class 2-AV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.35%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   35         35         35         35         35
           ===================================================================================
            WAL (yr)                      5.17       3.62       2.81       2.22       2.00
            MDUR (yr)                     4.87       3.48       2.73       2.17       1.96
            First Prin Pay               Mar07      Nov06      Jun06      Mar06      Dec05
            Last Prin Pay                Mar15      Oct11      Dec09      Sep07      Feb07
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      22


[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------


           Class 2-AV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.53%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   53         53         53         53         53
           ===================================================================================
            WAL (yr)                     13.13       8.98       6.66       5.10       2.90
            MDUR (yr)                    11.35       8.13       6.19       4.82       2.81
            First Prin Pay               Mar15      Oct11      Dec09      Sep07      Feb07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class 2-AV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.53%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   59         59         59         59         57
           ===================================================================================
            WAL (yr)                     15.17      10.36       7.63       5.78       3.17
            MDUR (yr)                    12.73       9.18       6.98       5.41       3.05
            First Prin Pay               Mar15      Oct11      Dec09      Sep07      Feb07
            Last Prin Pay                Jan30      Apr23      Jul18      Apr15      Feb13
           -----------------------------------------------------------------------------------


           Class MV-1 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.62%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   62         62         62         62         62
           ===================================================================================
            WAL (yr)                      8.92       6.11       4.75       4.39       4.66
            MDUR (yr)                     7.95       5.65       4.48       4.17       4.42
            First Prin Pay               Mar09      Nov07      Jan08      Jul08      May09
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MV-1 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.62%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   63         64         63         63         67
           ===================================================================================
            WAL (yr)                      9.50       6.50       5.02       4.59       5.59
            MDUR (yr)                     8.34       5.95       4.70       4.34       5.24
            First Prin Pay               Mar09      Nov07      Jan08      Jul08      Jun09
            Last Prin Pay                Jul26      Feb20      Feb16      Jun13      Sep11
           -----------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      23


[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------


           Class MV-2 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   65         65         65         65         65
           ===================================================================================
            WAL (yr)                      8.92       6.11       4.71       4.20       4.43
            MDUR (yr)                     7.94       5.64       4.44       3.99       4.21
            First Prin Pay               Mar09      Nov07      Dec07      Apr08      Oct08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MV-2 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.65%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   66         67         66         66         66
           ===================================================================================
            WAL (yr)                      9.47       6.48       4.97       4.38       4.57
            MDUR (yr)                     8.31       5.92       4.65       4.15       4.34
            First Prin Pay               Mar09      Nov07      Dec07      Apr08      Oct08
            Last Prin Pay                Oct25      Jun19      Aug15      Feb13      May11
           -----------------------------------------------------------------------------------


           Class MV-3 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      0.70%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   70         70         70         70         70
           ===================================================================================
            WAL (yr)                      8.92       6.11       4.69       4.09       4.06
            MDUR (yr)                     7.92       5.63       4.42       3.89       3.87
            First Prin Pay               Mar09      Nov07      Dec07      Mar08      Jul08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MV-3 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      0.70%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                   71         72         71         71         71
           ===================================================================================
            WAL (yr)                      9.43       6.45       4.93       4.26       4.18
            MDUR (yr)                     8.26       5.89       4.61       4.03       3.98
            First Prin Pay               Mar09      Nov07      Dec07      Mar08      Jul08
            Last Prin Pay                Nov24      Sep18      Jan15      Sep12      Jan11
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      24


[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------


           Class MV-4 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.10%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                  110        110        110        110        110
           ===================================================================================
            WAL (yr)                      8.92       6.11       4.68       4.03       3.88
            MDUR (yr)                     7.75       5.55       4.35       3.80       3.67
            First Prin Pay               Mar09      Nov07      Nov07      Feb08      May08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MV-4 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.10%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                  112        112        112        112        111
           ===================================================================================
            WAL (yr)                      9.39       6.42       4.90       4.18       3.99
            MDUR (yr)                     8.06       5.77       4.53       3.92       3.77
            First Prin Pay               Mar09      Nov07      Nov07      Feb08      May08
            Last Prin Pay                Jan24      Feb18      Aug14      Apr12      Oct10
           -----------------------------------------------------------------------------------


           Class MV-5 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                  120        120        120        120        120
           ===================================================================================
            WAL (yr)                      8.92       6.11       4.67       3.98       3.76
            MDUR (yr)                     7.71       5.52       4.33       3.74       3.55
            First Prin Pay               Mar09      Nov07      Nov07      Jan08      Mar08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MV-5 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.20%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                  122        122        122        122        121
           ===================================================================================
            WAL (yr)                      9.34       6.38       4.86       4.11       3.85
            MDUR (yr)                     7.98       5.72       4.48       3.85       3.64
            First Prin Pay               Mar09      Nov07      Nov07      Jan08      Mar08
            Last Prin Pay                May23      Jul17      Mar14      Jan12      Jul10
           -----------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      25


[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------


           Class MV-6 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.40%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                  140        140        140        140        140
           ===================================================================================
           ===================================================================================
            WAL (yr)                      8.92       6.11       4.67       3.94       3.67
            MDUR (yr)                     7.63       5.48       4.30       3.69       3.46
            First Prin Pay               Mar09      Nov07      Nov07      Dec07      Jan08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MV-6 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.40%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                  142        142        142        142        141
           ===================================================================================
            WAL (yr)                      9.27       6.33       4.82       4.04       3.74
            MDUR (yr)                     7.85       5.64       4.42       3.77       3.52
            First Prin Pay               Mar09      Nov07      Nov07      Dec07      Jan08
            Last Prin Pay                May22      Nov16      Aug13      Aug11      Mar10
           -----------------------------------------------------------------------------------


           Class MV-7 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.80%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                  180        180        180        180        180
           ===================================================================================
            WAL (yr)                      8.92       6.11       4.66       3.92       3.60
            MDUR (yr)                     7.48       5.40       4.24       3.64       3.37
            First Prin Pay               Mar09      Nov07      Oct07      Nov07      Jan08
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MV-7 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.80%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                  182        182        182        181        181
           ===================================================================================
            WAL (yr)                      9.18       6.26       4.75       3.99       3.64
            MDUR (yr)                     7.63       5.50       4.32       3.69       3.40
            First Prin Pay               Mar09      Nov07      Oct07      Nov07      Jan08
            Last Prin Pay                May21      Feb16      Feb13      Mar11      Nov09
           -----------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your
Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      26


[OBJECT OMITTED] Countrywide(R)                    Computational Materials for
SECURITIES CORPORATION                   Countrywide Asset-Backed Certificates,
  A Countrywide Capital Markets Company                          Series 2004-9
-------------------------------------------------------------------------------


           Class MV-8 (To Call)
           -----------------------------------------------------------------------------------
                Margin                      1.90%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                  190        190        190        190        190
           ===================================================================================
            WAL (yr)                      8.92       6.11       4.65       3.89       3.54
            MDUR (yr)                     7.44       5.38       4.22       3.60       3.31
            First Prin Pay               Mar09      Nov07      Oct07      Nov07      Dec07
            Last Prin Pay                Nov18      Jul14      Jan12      Jun10      May09
           -----------------------------------------------------------------------------------


           Class MV-8 (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      1.90%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 100-00                  191        191        190        190        190
           ===================================================================================
            WAL (yr)                      9.04       6.16       4.68       3.90       3.55
            MDUR (yr)                     7.51       5.42       4.24       3.61       3.31
            First Prin Pay               Mar09      Nov07      Oct07      Nov07      Dec07
            Last Prin Pay                May20      May15      Jul12      Oct10      Jul09
           -----------------------------------------------------------------------------------


           Class BV (To Call)
           -----------------------------------------------------------------------------------
                Margin                      3.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 97.57                   335        347        360        370        377
           ===================================================================================
            WAL (yr)                      8.81       6.00       4.56       3.81       3.44
            MDUR (yr)                     6.92       5.06       4.00       3.42       3.12
            First Prin Pay               Mar09      Nov07      Oct07      Oct07      Nov07
            Last Prin Pay                Nov18      Jun14      Nov11      Apr10      Feb09
           -----------------------------------------------------------------------------------


           Class BV (To Maturity)
           -----------------------------------------------------------------------------------
                Margin                      3.00%
           -----------------------------------------------------------------------------------
           Percent of Pricing
           Prepayment Speed               50%        75%        100%       125%       150%

           ===================================================================================
             DM @ 97.57                   335        347        360        370        377
           ===================================================================================
            WAL (yr)                      8.81       6.00       4.56       3.81       3.44
            MDUR (yr)                     6.92       5.06       4.00       3.42       3.12
            First Prin Pay               Mar09      Nov07      Oct07      Oct07      Nov07
            Last Prin Pay                Jan19      Jun14      Nov11      Apr10      Feb09
           -----------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement



                                      27